Exhibit 10.11
EXECUTION COPY
INTERCREDITOR AND MASTER COLLECTION ACCOUNT AGREEMENT
     INTERCREDITOR AND MASTER COLLECTION ACCOUNT AGREEMENT, dated as of December 7, 2006 (the “Agreement”) among,
WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as the Collateral Custodian under the Wachovia Warehouse Agreement, the Trust Collateral Agent under the Existing Securitizations, the Indenture Trustee under the Existing Indentures and the Master Collection Account Agent under this Agreement (“Wells Fargo”),
WACHOVIA CAPITAL MARKETS, LLC, in its capacity as the Administrative Agent under the Wachovia Warehouse Agreement (“Wachovia Warehouse Collateral Agent”),
DRIVE CONSUMER USA INC. (“Drive”),
DRIVE WAREHOUSE LP (“Drive Warehouse”),
DRIVE RECEIVABLES CORP. 6, DRIVE RECEIVABLES CORP. 7, DRIVE RECEIVABLES CORP. 8, DRIVE RECEIVABLES CORP. 9, DRIVE RECEIVABLES CORP. 10, DRIVE RECEIVABLES CORP. 11 and DRIVE RECEIVABLES CORP. 12 (each a “Seller” and collectively the “Existing Sellers”),
DRIVE AUTO RECEIVABLES TRUST 2003-2, DRIVE AUTO RECEIVABLES TRUST 2004-1, DRIVE AUTO RECEIVABLES TRUST 2005-1, DRIVE AUTO RECEIVABLES TRUST 2005-2, DRIVE AUTO RECEIVABLES TRUST 2005-3, DRIVE AUTO RECEIVABLES TRUST 2006-1 AND DRIVE AUTO RECEIVABLES TRUST 2006-2, (each a “Trust” or an “Issuer” and collectively the “Existing Trusts” or the “Existing Issuers”),
MBIA INSURANCE CORPORATION, in its capacity as the Class A Insurer under the MBIA Securitizations (“MBIA”), and
FINANCIAL SECURITY ASSURANCE INC., in its capacity the Class A Insurer under the FSA Securitizations (“FSA”).
RECITALS
     WHEREAS, Drive is primarily engaged in the business of originating and/or servicing retail installment contracts for new and used motor vehicles (collectively, the “Contracts”);

     WHEREAS, Drive has sold and anticipates selling Contracts to Drive Warehouse pursuant to the Warehouse Master Purchase Agreement;
     WHEREAS, Drive Warehouse finances under the Wachovia Warehouse Agreement the purchase of Contracts from Drive pursuant to which Drive Warehouse has granted to the Wachovia Warehouse Collateral Agent a security interest in such Contracts and the collections thereon for the benefit of the Lenders and the Investors under the Wachovia Warehouse Agreement;
     WHEREAS, Drive Warehouse distributed to Drive, Drive has contributed to the Sellers and the Sellers have sold portfolios of Contracts to the Trusts under the Securitizations and the Trusts have granted to the Indenture Trustee a security interest in such Contracts and the collections thereon for the benefit of the Class A Insurers, the Account Party, the Reserve Account Letter of Credit Bank and the Noteholders (as defined in each Securitization), as their respective interests may appear;
     WHEREAS, payments with respect to all of the Contracts owned by Drive, Drive Warehouse and the Trusts (“Remittances”) are deposited into the Master Collection Account and distributed to the various Collection Accounts;
     WHEREAS, the parties hereto have agreed that the Master Collection Account Agent shall be appointed as their agent to hold Remittances deposited into the Master Collection Account pending distribution to the Collection Account for the Transaction which owns the related Contract, and the Master Collection Account Agent has agreed to act as such; and
     WHEREAS, the parties hereto desire to enter into this Agreement to delineate the rights and obligations of the parties hereto with respect to Remittances.
     NOW, THEREFORE, in consideration of the recitals set forth above and the mutual covenants contained herein, the parties hereto hereby agree as follows:
ARTICLE I.
DEFINITIONS
     “Accession Agreement” means an Accession Agreement in the form of Exhibit A attached hereto.
     “Applicable Servicer” has the meaning set forth in Section 2.4 hereof.
     “Business Day” means any day other than (a) a Saturday or a Sunday or (b) a day on which a Class A Insurer is closed or (c) banking institutions or trust companies located in the states of Delaware, Minnesota, Texas or the City of New York are authorized or obligated by law, executive order, or governmental decree to be closed.
     “Class A Insurers” means FSA, MBIA and any other insurer designated as a “Class A Insurer” in an Accession Agreement.

     “Collection Account” means the collateral or collection account established for each Transaction.
     “Drive Entities” means Drive and Drive Warehouse.
     “Drive 2003-2 Securitization” means the securitization transaction described in the Sale and Servicing Agreement, dated as of July 1, 2003, among Drive Auto Receivables Trust 2003-2, as Issuer, Drive Consumer USA Inc. (successor to BoS (USA) Inc.), as Sponsor, Drive Receivables Corp. 6, as Seller, Drive Consumer USA Inc. (successor to Drive Financial Services LP), as Master Servicer, Wells Fargo Bank, National Association (formerly Wells Fargo Bank Minnesota, National Association), in its capacity as Indenture Trustee and Trust Collateral Agent, and Wells Fargo Servicing Solutions, LLC, in its capacity as Back-up Servicer, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof and the other transaction documents related thereto.
     “Drive 2003-2 Indenture” means the Indenture dated as of July 1, 2003 between Drive Auto Receivables Trust 2003-2, as Issuer, and Wells Fargo Bank, National Association (formerly Wells Fargo Bank Minnesota, National Association), in its capacity as Indenture Trustee.
     “Drive 2004-1 Securitization” means the securitization transaction described in the Sale and Servicing Agreement, dated as of June 1, 2004, among Drive Auto Receivables Trust 2005-1, as Issuer, Drive Consumer USA Inc. (successor to BoS (USA) Inc.), as Sponsor, Drive Receivables Corp. 7, as Seller, Drive Consumer USA Inc. (successor to Drive Financial Services LP), as Master Servicer, Wells Fargo Bank, National Association, in its capacity as Indenture Trustee and Trust Collateral Agent, and Wells Fargo Servicing Solutions, LLC, in its capacity as Back-up Servicer, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof and the other transaction documents related thereto.
     “Drive 2004-1 Indenture” means the Indenture dated as of June 1, 2004 between Drive Auto Receivables Trust 2004-1, as Issuer, and Wells Fargo Bank, National Association, in its capacity as Indenture Trustee.
     “Drive 2005-1 Securitization” means the securitization transaction described in the Sale and Servicing Agreement, dated as of February 1, 2005, among Drive Auto Receivables Trust 2005-1, as Issuer, Drive Consumer USA Inc. (successor to BoS (USA) Inc.), as Sponsor, Drive Receivables Corp. 8, as Seller, Drive Consumer USA Inc. (successor to Drive Financial Services LP), as Master Servicer, Wells Fargo Bank, National Association, in its capacity as Indenture Trustee, Trust Collateral Agent and Back-up Servicer, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof and the other transaction documents related thereto.
     “Drive 2005-1 Indenture” means the Indenture dated as of February 1, 2005 between Drive Auto Receivables Trust 2005-1, as Issuer, and Wells Fargo Bank, National Association, in its capacity as Indenture Trustee.

     “Drive 2005-2 Securitization” means the securitization transaction described in the Sale and Servicing Agreement, dated as of June 1, 2005, among Drive Auto Receivables Trust 2005-2, as Issuer, Drive Consumer USA Inc. (successor to BoS (USA) Inc.), as Sponsor, Drive Receivables Corp. 9, as Seller, Drive Consumer USA Inc. (successor to Drive Financial Services LP), as Master Servicer, Wells Fargo Bank, National Association, in its capacity as Indenture Trustee, Trust Collateral Agent and Back-up Servicer, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof and the other transaction documents related thereto.
     “Drive 2005-2 Indenture” means the Indenture dated as of June 1, 2005 between Drive Auto Receivables Trust 2005-2, as Issuer, and Wells Fargo Bank, National Association, in its capacity as Indenture Trustee.
     “Drive 2005-3 Securitization” means the securitization transaction described in the Sale and Servicing Agreement, dated as of December 1, 2005, among Drive Auto Receivables Trust 2005-3, as Issuer, Drive Receivables Corp. 10, as Seller, Drive Consumer USA Inc. (successor to Drive Financial Services LP), as Master Servicer, Wells Fargo Bank, National Association, in its capacity as Indenture Trustee, Trust Collateral Agent and Back-up Servicer, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof and the other transaction documents related thereto.
     “Drive 2005-3 Indenture” means the Indenture dated as of December 1, 2005 between Drive Auto Receivables Trust 2005-3, as Issuer, and Wells Fargo Bank, National Association, in its capacity as Indenture Trustee.
     “Drive 2006-1 Securitization” means the securitization transaction described in the Sale and Servicing Agreement, dated as of June 21, 2006, among Drive Auto Receivables Trust 2006-1, as Issuer, Drive Receivables Corp. 11, as Seller, Drive Consumer USA Inc. (successor to Drive Financial Services LP), as Master Servicer, Wells Fargo Bank, National Association, in its capacity as Indenture Trustee, Trust Collateral Agent and Back-up Servicer, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof and the other transaction documents related thereto.
     “Drive 2006-1 Indenture” means the Indenture dated as of June 21, 2006 between Drive Auto Receivables Trust 2006-1, as Issuer, and Wells Fargo Bank, National Association, in its capacity as Indenture Trustee.
     “Drive 2006-2 Securitization” means the securitization transaction described in the Sale and Servicing Agreement, dated as of October 25, 2006, among Drive Auto Receivables Trust 2006-2, as Issuer, Drive Receivables Corp. 12, as Seller, Drive Consumer USA Inc. (successor to Drive Financial Services LP), as Master Servicer, Wells Fargo Bank, National Association, in its capacity as Indenture Trustee, Trust Collateral Agent and Back-up Servicer, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof and the other transaction documents related thereto.

     “Drive 2006-2 Indenture” means the Indenture dated as of October 25, 23006 between Drive Auto Receivables Trust 200-2, as Issuer, and Wells Fargo Bank, National Association, in its capacity as Indenture Trustee.
     “Eligible Account” shall mean either (A) a segregated trust account or accounts maintained with an institution whose deposits are insured by Federal Deposit Insurance Corporation (“FDIC”), the unsecured and uncollateralized long term debt obligations of which institution shall be rated AA- or higher by S&P and Aa2 or higher by Moody’s and in the highest short term rating category by each of the Rating Agencies, and that is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by FSA and MBIA and each of the Rating Agencies or (B) a chartered depository institution acceptable to each Rating Agency, MBIA and FSA, having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity.
     “Existing Indentures” means the (a) the Drive 2003-2 Indenture, (b) the Drive 2004-1 Indenture, (c) the Drive 2005-1 Indenture, (d) the Drive 2005-2 Indenture, (e) the Drive 2005-3 Indenture, (f) the Drive 2006-1 Indenture and (g) the Drive 2006-2 Indenture.
     “Existing Sellers” means (a) Drive Receivables Corp. 6, (b) Drive Receivables Corp. 7, (c) Drive Receivables Corp. 8, (d) Drive Receivables Corp. 9, (e) Drive Receivables Corp. 10, (f) Drive Receivables Corp. 11 and (g) Drive Receivables Corp. 12.
     “Existing Securitizations” means the (a) the Drive 2003-2 Securitization, (b) the Drive 2004-1 Securitization, (c) the Drive 2005-1 Securitization, (d) the Drive 2005-2 Securitization, (e) the Drive 2005-3 Securitization, (f) the Drive 2006-1 Securitization and (g) the Drive 2006-2 Securitization.
     “Existing Trusts” means (a) Drive Auto Receivables Trust 2003-2, (b) Drive Auto Receivables Trust 2004-1, (c) Drive Auto Receivables Trust 2005-1, (d) Drive Auto Receivables Trust 2005-2, and (e) Drive Auto Receivables Trust 2005-3, (f) Drive Auto Receivables Trust 2006-1 and (g) Drive Auto Receivables Trust 2006-2.
     “FSA Indenture” means the Drive 2005-3 Indenture and the Drive 2006-1 Indenture and any other indenture designated as a “FSA Indenture” in an Accession Agreement.
     “FSA Securitization” means the Drive 2005-3 Securitization and the Drive 2006-1 Securitization and any other securitization transaction designated as a “FSA Securitization” in an Accession Agreement.
     “Improper Remittances” has the meaning set forth in Section 2.2 hereof.
     “Indenture Trustee” means Wells Fargo in its capacity as Indenture Trustee under the Indentures.

     “Indentures” means (a) the Drive 2003-2 Indenture, (b) the Drive 2004-1 Indenture, (c) the Drive 2005-1 Indenture, (d) the Drive 2005-2 Indenture, (e) the Drive 2005-3 Indenture, (f) the Drive 2006-1 Indenture, (g) the Drive 2006-2 Indenture and (h) any other indenture designated as an “Indenture” in an Accession Agreement.
     “Master Collection Account” means Account No. 0291118693 at Wells Fargo Bank, National Association, titled “Drive Master Collection Account –Wells Fargo Bank, National Association, as Master Collection Account Agent for the Secured Parties”.
     “Master Collection Account Agent” means Wells Fargo Bank, National Association.
     “MBIA Indentures” means (a) the Drive 2003-2 Indenture, (b) the Drive 2004-1 Indenture, (c) the Drive 2005-1 Indenture, (d) the Drive 2005-2 Indenture, (e) the Drive 2006-2 Indenture and (f) any other indenture designated as a “MBIA Indenture” in an Accession Agreement.
     “MBIA Securitizations” means (a) the Drive 2003-2 Securitization, (b) the Drive 2004-1 Securitization, (c) the Drive 2005-1 Securitization, (d) the Drive 2005-2 Securitization, (e) the Drive 2006-2 Securitization and (f) any other securitization transaction designated as a “MBIA Securitization” in an Accession Agreement.
     “Moody’s” means Moody’s Investors Service, Inc.
     “Other Party” means (a) any Other Secured Party and (b) any other Seller, Trust or Class A Insurer designated as such in an Accession Agreement and who becomes a party to this Agreement by executing an Accession Agreement.
     “Other Secured Party” means any other secured party designated as a “Secured Party” in an Accession Agreement and who becomes a party to this Agreement by executing an Accession Agreement.
     “Rating Agencies” means, collectively, Moody’s, S&P and any successors thereof. If such organization or successor is no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating organization or other comparable Person designated by FSA and MBIA, notice of which shall be given to Drive, the Master Collection Account Agent and the Trustee.
     “Remittances” has the meaning set forth in the Recitals hereto.
     “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.
     “Secured Parties” means the Indenture Trustee, the Wachovia Warehouse Collateral Agent, the Class A Insurers and any Other Secured Party.
     “Securitizations” means (a) the Drive 2003-2 Securitization, (b) the Drive 2004-1 Securitization, (c) the Drive 2005-1 Securitization, (d) the Drive 2005-2 Securitization, (e) the

Drive 2005-3 Securitization, (f) the Drive 2006-1 Securitization, (g) the Drive 2006-2 Securitization and (h) any other securitization transaction designated as a “Securitization” in an Accession Agreement.
     “Sellers” means (a) Drive Receivables Corp. 6, (b) Drive Receivables Corp. 7, (c) Drive Receivables Corp. 8, (d) Drive Receivables Corp. 9, (e) Drive Receivables Corp. 10, (f) Drive Receivables Corp. 11, (g) Drive Receivables Corp. 12 and (h) any other entity designated as a “Seller” in an Accession Agreement.
     “Successor Servicer” has the meaning set forth in Section 2.4 hereof.
     “Transactions” means the Wachovia Warehouse Agreement, the Securitizations and any other transaction designated as a “Transaction” in an Accession Agreement.
     “Transaction Documents” means with respect to a Transaction, any applicable loan agreements, security agreements, sale and servicing agreements, pooling and servicing agreements, trust agreements, indentures and purchase agreements, together with any other related documents that govern the Transaction.
     “Trusts” means (a) Drive Auto Receivables Trust 2003-2, (b) Drive Auto Receivables Trust 2004-1, (c) Drive Auto Receivables Trust 2005-1, (d) Drive Auto Receivables Trust 2005-2, (e) Drive Auto Receivables Trust 2005-3, (f) Drive Auto Receivables Trust 2006-1, (g) Drive Auto Receivables Trust 2006-2 and (h) any other statutory trust designated as a “Trust” in an Accession Agreement.
     “Warehouse Master Purchase Agreement” means the First Amended and Restated Purchase Agreement dated as of June 8, 2006 between Drive Consumer USA Inc. (successor to Drive Financial Services LP and Drive Warehouse LP, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof.
     “Wachovia Warehouse Agreement” means the Second Amended and Restated Warehouse Agreement, dated as of December 7, 2006 among Drive Warehouse LP, a Delaware limited partnership, as borrower, Drive Consumer USA, Inc., an Illinois corporation (as successor to Drive Financial Services LP), as servicer, the Lenders from time to time parties thereto, the Agents for the Lender Groups (as defined therein) from time to time parties thereto, Wachovia Capital Markets, LLC, a Delaware limited liability company, as administrative agent for the Lenders and the Agents and as collateral agent for the Secured Parties (as defined therein), and Wells Fargo Bank, National Association, a national banking association, as collateral custodian and as the backup servicer, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof.
ARTICLE II.
INTERCREDITOR PROVISIONS
     2.1 Each of the Drive Entities hereby acknowledges that with respect to Contracts it has sold, distributed, contributed or pledged (i) it has received due consideration for the sale,

distribution, contribution or pledge of such Contracts, (ii) it has no right, title or interest in and to any such Contracts or any Remittances with respect to Contracts sold, distributed or contributed (including any Remittances delivered and/or deposited in the Clearing Account, the Master Collection Account or any other account of any Drive Entity), subject to the right to receive payment for performance of its obligations as Servicer or Master Servicer of the Contracts in accordance with the priority of payments set forth in the related Transaction Documents, (iii) Remittances on such Contracts shall not be subject to any deduction or setoff by any Drive Entity, subject to the right to receive payment for performance of its obligations as Servicer or Master Servicer of the Contracts in accordance with the priority of payments set forth in the related Transaction Documents, and (iv) it shall not at any time in the future assert an interest in such Contracts or the Remittances with respect to such Contracts.
     2.2 Each of the Secured Parties hereby acknowledges that each only has rights to Remittances in respect of the Contracts (i) with respect to the Indenture Trustee for each Securitization, pledged to the Indenture Trustee pursuant to the Indenture for such Securitization and evidenced on the applicable receivable schedules relating to such Securitization (ii) with respect to FSA for each FSA Securitization, pledged to the Indenture Trustee for such FSA Securitization pursuant to the FSA Indenture for such FSA Securitization and evidenced on the applicable receivable schedules relating thereto; (iii) with respect to MBIA for each MBIA Securitization, pledged to the Indenture Trustee pursuant to the MBIA Indenture for such MBIA Securitization and evidenced on the applicable receivable schedules relating thereto; (iv) with respect to the Wachovia Warehouse Collateral Agent, pledged to the Wachovia Warehouse Collateral Agent pursuant to the Wachovia Warehouse Agreement and evidenced on the applicable receivable schedules relating thereto; and (v) with respect to any Other Secured Party for a Transaction, pledged to such Other Secured Party pursuant to a Transaction Document for such Transaction and evidenced on the applicable receivable schedules relating thereto. Each of the Secured Parties hereby agrees that if it acquires custody, control or possession of any Remittances in respect of Contracts other than those listed with respect to it in (i), (ii), (iii), (iv), or (v) of the preceding sentence, as applicable (such Remittances, “Improper Remittances”), then such party shall promptly turn over Improper Remittances to the appropriate party following receipt of a written request and accounting acceptable to the party receiving such request provided, that if any third party asserts a right to any Improper Remittances, no party shall be obligated to turn over Improper Remittances in any manner contrary to a court order. Until such time as the provisions of the immediately preceding sentence have been complied with, the party holding Improper Remittances shall be deemed to hold such Improper Remittances in trust for the parties entitled thereto hereunder.
     2.3 The Secured Parties hereby appoint the Master Collection Account Agent, and the Master Collection Account Agent hereby accepts its appointment, to act as agent for the Secured Parties, and their respective successors and assigns, for the purpose of performing its obligations under this Agreement. The Master Collection Account Agent agrees to hold all funds deposited to the Master Collection Account in trust for the Secured Parties.
     2.4 All Remittances received shall be deposited into the Master Collection Account. The Master Collection Account Agent agrees to cause amounts deposited into the Master Collection Account to be distributed to the Collection Account for the applicable Transaction pursuant to instructions from (i) Drive, if Drive, is acting as servicer with respect to a

Transaction, or (ii) a successor servicer that has been appointed to replace Drive with respect to a Transaction (each a “Successor Servicer,” and together with Drive, the “Applicable Servicer”).
     2.5 Notwithstanding anything to the contrary in this Agreement but in furtherance hereof, upon the commencement of a case under the United States Bankruptcy Code by or against any Drive Entity: (i) this Agreement shall remain in full force and effect and enforceable pursuant to its terms in accordance with section 510(a) of the United States Bankruptcy Code, and all references herein to such Drive Entity shall be deemed to apply to such entity as debtor in possession and to any trustee in bankruptcy for the estate of such entity; and (ii) each Secured Party shall retain its right to vote its claims and act in any such case under the United States Bankruptcy Code (including the right to vote to accept or reject any plan of reorganization or liquidation), and hereby agrees not to take any action or vote in any way so as to contest (x) the validity or enforceability of this Agreement, (y) the validity, priority or enforceability of the liens, mortgages, assignments and security interests granted in respect of the Contracts, and (z) the relative rights and duties of the Secured Parties and the Drive Entities granted and/or established herein or in any of the underlying transaction documents with respect to such liens, mortgages, assignments, and security interests.
ARTICLE III.
ESTABLISHMENT OF MASTER COLLECTION ACCOUNT
     3.1 The Master Collection Account shall be an Eligible Account. If the Master Collection Account shall cease to be an Eligible Account, the Applicable Servicer shall, with the consent of the Class A Insurers, within five (5) Business Days, move the Master Collection Account to another institution so that the Master Collection Account meets the definition of Eligible Account.
     3.2 No withdrawals may be made of funds in the Master Collection Account except as directed by the Applicable Servicer.
     3.3 The Secured Parties will ultimately be entitled to receive distributions of amounts released from the Master Collection Account. It is intended by the parties hereto that funds deposited into the Master Collection Account shall constitute property held in trust by the Master Collection Account Agent for the benefit of the Secured Parties, and that such funds and any property rights appurtenant thereto shall vest in the Secured Parties upon deposit therein.
     3.4 The Master Collection Account Agent agrees to (i) maintain the Master Collection Account at Sixth Street and Marquette Avenue, MAC #9311-161, Minneapolis, Minnesota 55479 or such other address as may be approved by the Secured Parties and (ii) take delivery of all records and documents relating thereto at its offices within the State of Minnesota. The Master Collection Account Agent shall keep all funds and related documentation in its possession separate and apart from all other property that it is holding in its possession and from its own general assets and shall maintain accurate records pertaining to the Master Collection Account in such a manner as shall enable the Secured Parties to verify the accuracy of such record keeping. The Master Collection Account Agent’s books and records shall at all times show that the Master Collection Account is held by the Master Collection Account Agent as agent of the Secured Parties and is not the property of the Master Collection Account Agent. The Master Collection Account Agent shall promptly report to each Secured Party any failure on its part to hold the Master Collection Account as provided in this Section 3.8 and shall promptly take appropriate action to remedy any such failure. The Master Collection Account Agent shall permit each of the Secured Parties or their respective duly authorized representatives, attorneys, auditors or designees, to inspect the Master Collection Account at such reasonable times during normal business hours as any such Secured Party may reasonably request upon not less than one Business Day’s prior written notice. The costs and expenses associated with any such inspection will be paid by the party making such inspection.
     3.5 All deposits made into the Master Collection Account shall be held as cash items in the deposit account.
     3.6 The Master Collection Account Agent is prohibited to use or set off any funds in the Master Collection Account for its fees and expenses or for any other amounts owed to it.
ARTICLE IV.
MISCELLANEOUS
     4.1 This Agreement may be executed in any number of counterparts, each of which shall be deemed the original.
     4.2 All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given to the addressee if mailed, by first-class registered mail, postage prepaid service, confirmed facsimile transmission, or a nationally recognized express courier, as follows:

To FSA:	Financial Security Assurance Inc.
31 West 52nd Street
New York, NY 10019
Attention: Senior Vice President, Transaction
Oversight Department

          (with a copy to the General Counsel)

Re: Drive Auto Receivables Trusts
Telephone No.: (212) 826-0100
Facsimile:   (212) 339-3518
(212) 339-3529

(In each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the general counsel and the Insurer and shall be marked to indicate “URGENT MATERIAL ENCLOSED.”)

To MBIA	113 King Street
Armonk, New York 10504
Attn: Insured Portfolio Management — SF
Re: Drive Auto Receivables Trusts
Facsimile: (914) 765-3810

To WFB:	Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services/
     Asset Backed Administration
     Drive Auto Receivables Trusts
Telephone No.: (612) 667-8058
Facsimile: (612) 667-3464

To the Wachovia Warehouse Collateral Agent:	Wachovia Capital Markets, LLC One Wachovia Center — 10th Floor NC 0610 301 S. College Street Charlotte, NC 28288 Attention: Justin Zakocs Facsimile: (704) 715-8184

To an Existing Trust:	[Name of Trust]
c/o U.S. Bank Trust National Association, as Owner Trustee
300 Delaware Avenue, 9th Floor
Wilmington, DE 19801
Attention: Sterling Correia
Telephone No.: (302) 552-3104
Facsimile: (302) 552-3129

To an Existing Seller:	[Name of Seller] 8585 North Stemmons Freeway, Suite 1100-N Dallas, TX 75247 Attention: Jim Moore Telephone No.: (214) 237-3530 Facsimile: (214) 237-3570

To Drive:	Drive Consumer USA Inc.
8585 North Stemmons Freeway, Suite 1100-N Dallas, TX 75247
Attention: Jim Moore
Telephone No.: (214) 237-3530
Facsimile: (214) 237-3570

To Drive Warehouse	Drive Warehouse LP
8585 North Stemmons Freeway, Suite 1100-N
Dallas, TX 75247
Attention: Jim Moore
Telephone No.: (214) 237-3530
Facsimile: (214) 237-3570

To any Other Party:	The address for such Other Party set forth in the
Accession Agreement for such Other Party
Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee as evidenced by the date noted on the return receipt, facsimile transmission confirmation or an express courier’s delivery confirmation, as applicable.
     4.3 All rights of the Secured Parties under this Agreement may be assigned by such party upon written notice to the other parties to this Agreement.
     4.4 THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.
     4.5 The Master Collection Account Agent undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by the parties hereto that there are no implied duties or obligations under this Agreement. Neither the Master Collection Account Agent nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages that result from the gross negligence or willful misconduct of it or them. In no event will the Master Collection Account Agent or any of its officers, directors, employees or agents be liable for any consequential, indirect or special damages.
     4.6 The Master Collection Account Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistakes of fact or law; provided, however, that the Master Collection Account Agent shall be liable for its own negligence, bad faith or willful misconduct.

     4.7 The Master Collection Account Agent may rely on and shall be protected in acting in good faith upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it which in good faith it believes to be genuine and which has been signed by the proper party or parties.
     4.8 No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     4.9 Each party hereto covenants and agrees that it will not institute against any of the Trusts, any of the Sellers or Drive Warehouse any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Securitizations.
     4.10 Other than as specifically set forth in this Agreement, the Master Collection Account Agent shall have no obligation to supervise, verify, monitor or administer the performance of any Applicable Servicer or its instructions to the Master Collection Account Agent and shall have no liability for any action taken or omitted by any Applicable Servicer. The duties and obligations of the Master Collection Account Agent shall be determined solely by the express provisions of this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Master Collection Account Agent.
     4.11 In the event the Master Collection Account Agent or any other party hereto shall be served by a third party with any type of levy, attachment, writ or garnishment with respect to any amounts in the Master Collection Account, or in the event a third party shall institute any court proceeding by which any amount in the Master Collection Account shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party that received such service shall immediately deliver or cause to be delivered to the other parties hereto copies of all court papers, orders, documents and other materials concerning such proceedings. The Master Collection Account Agent shall continue to hold and maintain all amounts in the Master Collection Account received by it pursuant to the provisions of this Agreement pending an order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Master Collection Account Agent shall dispose of such amounts held by it as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement.
     4.12 The Master Collection Account Agent shall be entitled to reimbursement for all reasonable out-of-pocket expenses (including the reasonable fees and out-of-pocket expenses of counsel) incurred by the Master Collection Account Agent in connection with its duties hereunder. All of such out-of-pocket expenses shall be payable by the Drive Entities as a joint and severable obligation.
     4.13 The Drive Entitles agree to jointly and severally indemnify and hold the Master Collection Account Agent, its officers, directors, employees and agents harmless against any and all losses, liabilities, damages, fees (including reasonable attorneys’ fees), costs and expenses that may be imposed or incurred by or assessed against it or them, in the absence of its or their gross negligence or willful misconduct or otherwise failing to perform materially in accordance with this Agreement, that arises out of the services performed by it or them under this Agreement or any action taken or not taken by it or them in accordance with this Agreement.
     4.14 Each Applicable Servicer shall indemnify and hold the Master Collection Account Agent harmless against any claim asserted by any third party against the Master Collection Account Agent due to any act or omission of such Applicable Servicer.
[remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as the Collateral Custodian under the Wachovia Warehouse Agreement, the Trust Collateral Agent under the Existing Securitizations, the Indenture Trustee under the Existing Indentures and the Master Collection Account Agent under this Agreement

By:	/s/ Edna Barber

Name:	Edna Barber
Title:	Assistant Vice President
WACHOVIA CAPITAL MARKETS, LLC, in its capacity as the Administrative Agent under the Wachovia Warehouse Agreement

By:	/s/ Timothy MacPhail

Name:	Timothy MacPhail
Title:	Vice President
DRIVE CONSUMER USA INC.

By:	/s/ Jim W. Moore

Name:	Jim W. Moore
Title:	Vice President
DRIVE WAREHOUSE LP
By: Drive Warehouse GP LLC, its General Partner

By:	/s/ Jim W. Moore

Name:	Jim W. Moore
Title:	Vice President
Signature Page
To
Intercreditor and Master Account Collection Agreement

DRIVE RECEIVABLES CORP. 6

By:	/s/ Jim W. Moore

Name:	Jim W. Moore
Title:	Vice President
DRIVE RECEIVABLES CORP. 7

By:	/s/ Jim W. Moore

Name:	Jim W. Moore
Title:	Vice President
DRIVE RECEIVABLES CORP. 8

By:	/s/ Jim W. Moore

Name:	Jim W. Moore
Title:	Vice President
DRIVE RECEIVABLES CORP. 9

By:	/s/ Jim W. Moore

Name:	Jim W. Moore
Title:	Vice President
DRIVE RECEIVABLES CORP. 10

By:	/s/ Jim W. Moore

Name:	Jim W. Moore
Title:	Vice President
DRIVE RECEIVABLES CORP. 11

By:	/s/ Jim W. Moore

Name:	Jim W. Moore
Title:	Vice President
Signature Page
To
Intercreditor Agreement and Master Account Collection Agreement

DRIVE RECEIVABLES CORP. 12

By:	/s/ Jim W. Moore

Name:	Jim W. Moore
Title:	Vice President
DRIVE. AUTO RECEIVABLES TRUST 2003-2
By: U.S. Bank Trust National Association (successor in
interest to Wachovia Bank of Delaware, National
Association), not in its individual capacity but solely as
Owner Trustee

By:	/s/ Sterling C. Correia

Name:	Sterling C. Correia
Title:	Vice President
DRIVE AUTO RECEIVABLES TRUST 2004-1
By: U.S. Bank Trust National Association (successor in
interest to Wachovia Bank of Delaware, National
Association), not in its individual capacity but solely as
Owner Trustee

By:	/s/ Sterling C. Correia

Name:	Sterling C. Correia
Title:	Vice President
DRIVE AUTO RECEIVABLES TRUST 2005-1
By: U.S. Bank Trust National Association (successor in
interest to Wachovia Bank of Delaware, National
Association), not in its individual capacity but solely as
Owner Trustee

By:	/s/ Sterling C. Correia

Name:	Sterling C. Correia
Title:	Vice President
Signature Page
To
Intercreditor Agreement and Master Account Collection Agreement

DRIVE AUTO RECEIVABLES TRUST 2005-2
By: U.S. Bank Trust National Association (successor in
interest to Wachovia Bank of Delaware, National
Association), not in its individual capacity but solely as
Owner Trustee

By:	/s/ Sterling C. Correia

Name:	Sterling C. Correia
Title:	Vice President
DRIVE AUTO RECEIVABLES TRUST 2005-3
By: U.S. Bank Trust National Association (successor in
interest to Wachovia Bank of Delaware, National
Association), not in its individual capacity but solely as
Owner Trustee

By:	/s/ Sterling C. Correia

Name:	Sterling C. Correia
Title:	Vice President
DRIVE AUTO RECEIVABLES TRUST 2006-1
By: U.S. Bank Trust National Association, not in its
individual capacity but solely as Owner Trustee

By:	/s/ Sterling C. Correia

Name:	Sterling C. Correia
Title:	Vice President
DRIVE AUTO RECEIVABLES TRUST 2006-2
By: U.S. Bank Trust National Association, not in its
individual capacity but solely as Owner Trustee

By:	/s/ Sterling C. Correia

Name:	Sterling C. Correia
Title:	Vice President
Signature Page
To
Intercreditor Agreement and Master Account Collection Agreement

FINANCIAL SECURITY ASSURANCE INC.

By:	/s/ Errol Uhr

Name:	Errol Uhr
Title:	Managing Director
MBIA INSURANCE CORPORATION

By:	/s/ Cathleen M. Murray

Name:	Cathleen M. Murray
Title:	Vice President
Signature Page
To
Intercreditor Agreement and Master Account Collection Agreement

EXHIBIT A
ACCESSION AGREEMENT
     Reference is hereby made to the INTERCREDITOR AND MASTER COLLECTION ACCOUNT AGREEMENT, dated as of November 30, 2006 (the “Agreement”) among,
WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as the Collateral Custodian under the Wachovia Warehouse Agreement, the Trust Collateral Agent under the Existing Securitizations, the Indenture Trustee under the Existing Indentures and the Master Collection Account Agent under this Agreement (“Wells Fargo”),
WACHOVIA CAPITAL MARKETS, LLC, in its capacity as the Administrative Agent under the Wachovia Warehouse Agreement (“Wachovia Warehouse Collateral Agent”),
DRIVE CONSUMER USA INC. (“Drive”),
DRIVE WAREHOUSE LP (“Drive Warehouse”),
DRIVE RECEIVABLES CORP. 6, DRIVE RECEIVABLES CORP. 7, DRIVE RECEIVABLES CORP. 8, DRIVE RECEIVABLES CORP. 9, DRIVE RECEIVABLES CORP. 10, DRIVE RECEIVABLES CORP. 11 and DRIVE RECEIVABLES CORP. 12 (each a “Seller” and collectively the “Existing Sellers”),
DRIVE AUTO RECEIVABLES TRUST 2003-2, DRIVE AUTO RECEIVABLES TRUST 2004-1, DRIVE AUTO RECEIVABLES TRUST 2005-1, DRIVE AUTO RECEIVABLES TRUST 2005-2, DRIVE AUTO RECEIVABLES TRUST 2005-3, DRIVE AUTO RECEIVABLES TRUST 2006-1 AND DRIVE AUTO RECEIVABLES TRUST 2006-2, (each a “Trust” or an “Issuer” and collectively the “Existing Trusts” or the “Existing Issuers”),
MBIA INSURANCE CORPORATION, in its capacity as the Class A Insurer under the MBIA Securitizations (“MBIA”), and
FINANCIAL SECURITY ASSURANCE INC., in its capacity the Class A Insurer under the FSA Securitizations (“FSA”).
     Unless otherwise defined herein, or the context otherwise requires, capitalized terms used in this Accession Agreement have the meanings ascribed thereto in the Agreement. This is an Accession Agreement and is being entered into pursuant to the Agreement.
     1. The undersigned Other Party is [a Secured Party] [a Trust] [a Seller] [a Class A Insurer] and hereby:

A-1

     (a) acknowledges and confirms that it has received a copy of the Agreement and the exhibits thereto;
     (b) agrees to be bound by the terms and conditions set forth in the Agreement as if it were an original signatory thereto; and
     (c) advises each of the parties to the Agreement of the following with respect to the Other Party for purposes of the Agreement:
     Name of Other Party:
     Address of Other Party:
     Description of Securitization or other Transaction:
     Designations under the Agreement:
     IN WITNESS WHEREOF, the Other Party has executed this Accession Agreement as of the                     day of                     , 200                    .
[OTHER PARTY]

By:
Name:
Title:

A-2